UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 17, 2023

Amarin Corporation plc

(Exact name of registrant as specified in its charter)

England and Wales	0-21392	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Iconic Offices, The Greenway, Block C Ardilaun Court 112-114 St Stephens Green, Dublin 2, Ireland	Not applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: + 353 1 6699 020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares (ADS(s)), each ADS representing the right to receive one (1) Ordinary Share of Amarin Corporation plc	AMRN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ACTIVE/122789132.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Interim CEO

On April 17, 2023, the Board of Directors (the “Board”) of Amarin Corporation plc (the “Company”) appointed Aaron Berg, current Executive Vice President, President-U.S. of the Company, as the Interim Chief Executive Officer and President of the Company and as the interim principal executive officer of the Company. Mr. Berg will continue to serve as Executive Vice President, President-U.S. in addition to his role as Interim Chief Executive Officer.

Mr. Berg, 60, joined the Company in November 2012 as Vice President, Marketing and Managed Care. He has since served in roles of increasing responsibility, including as Senior Vice President, Marketing and Sales from February 2014 until April 2018, as Senior Vice President and Chief Commercial Officer from April 2018 through July 2021, and currently as Executive Vice President, President-U.S., a position he has held since August 2021. Before joining the Company, Mr. Berg served as president and chief executive officer of Essentialis, Inc., a development stage pharmaceutical company, where he led the company’s work on triglyceride management. Prior to joining Essentialis, Mr. Berg served as vice president of marketing and sales at Kos Pharmaceuticals, where he was instrumental in driving annual revenues approaching $1 billion until the acquisition of Kos Pharmaceuticals by Abbott Laboratories in December 2006. Mr. Berg began his pharmaceutical industry career as a sales representative with Bristol-Myers Squibb, followed by various commercial positions with Schering-Plough and GlaxoSmithKline. He obtained his B.S. in Business Management, Marketing from the University of Maryland.

In connection with Mr. Berg’s becoming the Company’s Interim Chief Executive Officer and President, the Company entered into a letter agreement for the provision of Mr. Berg’s services (the “Agreement”). Pursuant to the Agreement, Mr. Berg will be paid an annual base salary of $700,000 per year, with his target bonus continuing to be 50% of his salary earned in his role as Executive Vice President, President-U.S., and the other terms of his employment to otherwise be consistent with the terms of his current employment agreement with the Company, which is filed as Exhibit 10.28 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

There are no other arrangements or understandings between Mr. Berg and any other persons pursuant to which he was selected as an officer of the Company. There are also no family relationships between Mr. Berg and any director or executive officer of the Company and Mr. Berg has no direct or indirect material interest in any related party transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Appointment of Director

On April 17, 2023, the Board appointed Oliver O’Connor, 61, to the Board to a term commencing on such date. In accordance with the Company’s articles of association, Mr. O’Connor will serve until the Company’s 2023 annual general meeting of shareholders, when he will be a nominee for election to the Board by a vote of the Company’s shareholders. Mr. O’Connor was also appointed to the Nominating and Corporate Governance Committee of the Board.

Mr. O’Connor will receive annual compensation for his service on the Board and any applicable committees, in each case, in accordance with the Company’s non-employee director compensation policy, the material terms of which policy, currently in effect, are disclosed under “Item 11. Executive Compensation-Director Compensation-Non-Employee Director Compensation” of Amendment No. 1 on Form 10-K/A to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the U.S. Securities and Exchange Commission on May 2, 2022. Consistent with the current members of the Board, Mr. O’Connor has declined his initial equity award under the policy while the Board is undertaking a review of the current non-employee director compensation policy. The Company expects to enter into a deed of indemnity with Mr. O’Connor, in substantially the same form entered into with the other directors of the Company.

There are no other arrangements or understandings between Mr. O’Connor and any other person pursuant to which Mr. O’Connor was selected as a director. Mr. O’Connor is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure

On April 17, 2022, the Company issued a press release announcing the appointment of Mr. Berg as the Company’s Interim Chief Executive Officer and the appointment of Mr. O’Connor to the Board. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

ACTIVE/122789132.1

The information set forth under Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated April 17, 2023 (furnished herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

ACTIVE/122789132.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2023	Amarin Corporation plc

	By:	/s/ Tom Reilly
Tom Reilly
Chief Financial Officer

ACTIVE/122789132.1